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              MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND OF
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      SUPPLEMENT DATED MARCH 12, 1996 TO
                      PROSPECTUS DATED OCTOBER 27, 1995

     The third paragraph under "Management of the Trust -- Management and Advisory Arrangements", which provides the name and biography of the portfolio manager of the Fund, is revised as follows:

     Roberto Roffo became the Portfolio Manager of the Fund in 1996. He also became a Vice President of MLAM in 1996. He has been a Portfolio Manager of MLAM since 1992. Prior thereto, he was employed by State Street Bank and Trust Company from 1989 to 1992.

Code #16148-1095ALL